                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
                                                Commission Only (as permitted by
[X]  Definitive Proxy Statement                 Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Forsyth Bancshares, Inc.
-------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and )-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)      Amount previously paid:

     (2)      Form, Schedule or Registration Statement No.:

     (3)      Filing Party:

     (4)      Date Filed:

                            FORSYTH BANCSHARES, INC.
                                  P.O. Box 2820
                                Cumming, GA 30028
                                  770-886-9500


                                 April 20, 1998


Dear Shareholder:

     You are cordially invited to attend the 1998 Annual Meeting of Shareholders of Forsyth Bancshares, Inc. to be held at Sawnee Community Center, on Tuesday, May 12, 1998, at 10:00 a.m., local time.

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, we also will report on the operations of the Company and the Bank during the past year, and the directors and officers of the Company and the Bank will be present to respond to appropriate questions from shareholders.

     I hope that you will be able to attend the Annual Meeting. If you plan to attend, please mark the appropriate box at the bottom of your proxy card so that we can make proper arrangements for the anticipated number of guests. Whether or not you plan to attend the Annual Meeting, please sign, date and return your proxy card in the enclosed envelope at your earliest convenience. This will assure that your shares will be represented and voted at the Annual Meeting even if you are unable to attend.


                                                 Sincerely,

                                                 /s/ James J. Myers

                                                 James J. Myers
                                                 Chairman of the Board

                            FORSYTH BANCSHARES, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 12, 1998


     NOTICE HEREBY IS GIVEN that the 1998 Annual Meeting of Shareholders of Forsyth Bancshares, Inc. (the "Company") will be held at Sawnee Community Center on Tuesday, May 12, 1998, at 10:00 a.m., local time, for the purposes of:

     (1)  Electing 18 directors of the Company; and

     (2) Transacting such other business as properly may come before the Annual Meeting or any adjournments thereof.

     Information relating to matter (1) above is set forth in the attached Proxy Statement. Shareholders of record at the close of business on April 5, 1998, will be entitled to receive notice of and to vote at the Annual Meeting and any adjournments thereof.


                                          By Order of the Board of Directors.

                                          /s/ Vicki D. Melton

                                          Secretary

Cumming, Georgia
April 17, 1998









PLEASE READ THE ATTACHED PROXY STATEMENT AND THEN PROMPTLY COMPLETE, EXECUTE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. YOU CAN SPARE YOUR COMPANY THE EXPENSE OF FURTHER PROXY SOLICITATION BY RETURNING YOUR PROXY CARD PROMPTLY. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE THE PROXY AND VOTE IN PERSON IF YOU SO DESIRE.

                            FORSYTH BANCSHARES, INC.

                         -------------------------------

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 12, 1998

                         -------------------------------

     This Proxy Statement is furnished to the shareholders of Forsyth Bancshares, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 1998 Annual Meeting of Shareholders of the Company and at any adjournments thereof (the "Annual Meeting"). The Annual Meeting will be held on Tuesday, May 12, 1998 at 10:00 a.m. local time at the Sawnee Community Center.

     The approximate date on which this Proxy Statement and the accompanying proxy card are first being sent or given to shareholders is April 17, 1998.


                                     VOTING

GENERAL

     The securities that can be voted at the Annual Meeting consist of Common Stock of the Company, no par value per share, with each share entitling its owner to one vote on each matter submitted to the shareholders. The record date for determining the holders of Common Stock who are entitled to notice of and to vote at the Annual Meeting is April 5, 1998. On the record date, 800,000 shares of Common Stock were outstanding and eligible to be voted at the Annual Meeting. On the record date the Company had approximately 630 holders of record.

QUORUM AND VOTE REQUIRED

     The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Annual Meeting. In counting the votes to determine whether a quorum exists at the Annual Meeting, the proposal receiving the greatest number of all votes cast "for" or "against," as well as any abstentions (including instructions to withhold authority to vote) will be used.

     In accordance with Georgia law (under which the Company is organized) and the Company's Bylaws, the vote required to elect directors (Proposal 1) is a plurality of the votes cast by the holders of shares entitled to vote, provided a quorum is present. As a result, votes that are withheld will have no effect. As a result, abstentions and broker non-votes will have no effect.

PROXIES

     The accompanying proxy card is for use at the Annual Meeting if a shareholder is unable to attend in person or is able to attend but does not wish to vote in person. Shareholders should specify their choices with regard to the two proposals on the accompanying proxy card. All properly executed and dated proxy cards delivered by shareholders to the Company in time to be voted at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions given. If no specific instructions are given, the shares represented by a signed and dated proxy card will be voted "FOR" the election of the eighteen director nominees named in Proposal 1. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote upon such matters according to their judgment. The Board of Directors is not aware of any other business to be presented to a vote of the shareholders at the Annual Meeting.

     The giving of a proxy does not affect the right to vote in person should the shareholder attend the Annual Meeting. Any shareholder who has given a proxy has the power to revoke it at any time before it is voted by giving written notice of revocation to Vicki D. Melton, the Secretary of the Company, at 501 Tri-County Plaza, Cumming, Georgia 30040; by executing and delivering to P. O. Box 2820, Cumming, Georgia 30028 a proxy card bearing a later date; or by voting in person at the Annual Meeting.

     In addition to soliciting proxies directly, the Company has requested brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record by them. The Company also may solicit proxies through its directors, officers and employees in person and by telephone and facsimile, without payment of additional compensation to such persons. All expenses incurred in connection with the solicitation of proxies will be borne by the Company.

STOCK OWNERSHIP

     As of December 31, 1997, the 21 directors and executive officers of the Company beneficially owned 181,750 shares, equal to 23.28% of the Common Stock of the Company. The Company is unaware of any person that beneficially owns more than five percent of the Company's Common Stock. For information regarding the beneficial ownership of the Company's Common Stock as of December 31, 1997 by each of the Company's directors and director nominees and certain executive officers, see "Proposal 1 - Election of Directors - Information Regarding Nominees and Continuing Directors."


                       PROPOSAL 1 - ELECTION OF DIRECTORS

NOMINEES

     The Bylaws of the Company provide that the Board of Directors of the Company shall consist of members who shall be subject to re-election each year. The directors are elected by the shareholders for a term of one year and until their successors are elected and qualified. The term of office of directors expires each year at the Annual Meeting of Shareholders, and a new class of directors is elected or re-elected by the shareholders each year at that time.

     At the Annual Meeting, the terms of Catherine M. Amos, Jeffrey S. Bagley, Bill H. Barnett, Danny M. Bennett, Michael P. Bennett, Bryan L. Bettis, Talmadge
W. Bolton, Thomas L. Bower III, Charles R. Castleberry, David H. Denton, Charles
D. Ingram, Herbert A. Lang, Jr., John P. McGruder, James J. Myers, Danny L. Reid, Charles R. Smith, Wyatt L. Willingham and Jerry M. Wood will expire, and the Board of Directors has nominated each of these 18 individuals to stand for re-election as directors at the Annual Meeting. If elected by the shareholders, each of the nominees will serve a one-year term which will expire at the 1999 Annual Meeting of Shareholders.

     If any of the nominees should be unavailable to serve for any reason (which is not anticipated), the Board of Directors may designate a substitute nominee or nominees (in which case the persons named as proxies on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancy or vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE PROPOSAL TO RE-ELECT CATHERINE M. AMOS, JEFFREY S. BAGLEY, BILL H. BARNETT, DANNY M. BENNETT, MICHAEL P. BENNETT, BRYAN L. BETTIS, TALMADGE W. BOLTON, THOMAS L. BOWER III, CHARLES R. CASTLEBERRY, DAVID H. DENTON, CHARLES D. INGRAM, HERBERT A. LANG, JR., JOHN P. MCGRUDER, JAMES J. MYERS, DANNY L. REID, CHARLES
R. SMITH, WYATT L. WILLINGHAM AND JERRY M. WOOD AS DIRECTORS OF THE COMPANY FOR A ONE-YEAR TERM EXPIRING AT THE 1999 ANNUAL MEETING OF SHAREHOLDERS AND UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED.

INFORMATION REGARDING NOMINEES AND CONTINUING DIRECTORS

     The following table sets forth certain information regarding the 18 nominees for director. Except as otherwise indicated, (i) each of the named persons has been engaged in his or her present principal occupation for more than five years and (ii) each nominee has been a director of the Company since its organization in 1996. Stock ownership information is as of December 31, 1997.


              PERSONS NOMINATED FOR ELECTION TO SERVE AS DIRECTORS
                  UNTIL THE 1999 ANNUAL MEETING OF SHAREHOLDERS

                                                               SHARES OF COMPANY STOCK
                                                                 BENEFICIALLY OWNED
                                                                     (PERCENT
NAME (AGE)                        BUSINESS INFORMATION             OF CLASS)(1)
----------                        --------------------             ------------
Catherine M. Amos       Ms. Amos is a native of Forsyth County.         19,500
(44)                    She has been the President of Amos              (2.44)
                        Properties, Inc., an owner of commercial
                        real estate ties since 1989, and the
                        Secretary/ Treasurer and co-owner of
                        Amos Plumbing & Electrical Co., Inc., a
                        contracting firm, since 1978. Ms. Amos
                        is currently the Chairman of Lake Lanier
                        Islands Authority, as well as a member
                        of several o ther civic, social and
                        community organizations. Ms. Amos is
                        also a director of the Bank.

                                                               SHARES OF COMPANY STOCK
                                                                 BENEFICIALLY OWNED
                                                                     (PERCENT
NAME (AGE)                        BUSINESS INFORMATION             OF CLASS)(1)
----------                        --------------------             ------------
Jeffrey S. Bagley       Mr. Bagley is a native of Forsyth                5,000
(34)                    County, Georgia and is presently a judge          (*)
                        for the State Court of Forsyth County.
                        Mr. Bagley has practiced law with the
                        law firm of Boling, Rice, Bettis, Bagley
                        & Martin since 1987 and has been a
                        partner since 1992. Mr. Bagley is also a
                        director of the Bank.

Bill H. Barnett         Mr. Barnett is a native of Forsyth              10,250
(55)                    County and is a former member of the             (1.28)
                        Georgia House of Representatives and the
                        Forsyth County Board of Commissioners.
                        Mr. Barnett has been the President of
                        Bill H. Barnett, Inc., a real estate
                        investment and development company in
                        Cumming, Georgia, since 1991.

Danny M. Bennett        Mr. Bennett is a native of Forsyth              10,000
(35)                    County, Georgia and is the President of          (1.25)
                        GeoCorp Development Co., Inc., a land
                        development company in Cumming, Georgia.
                        Mr. Bennett is also Vice President and a
                        construction engineer for Georgia North
                        Contracting, Inc. Mr. Bennett has been
                        an officer of each of these companies
                        since 1988. Mr. Bennett is also a
                        director of the Bank.

Michael P. Bennett      Mr. Bennett is a resident of Forsyth             7,500
(51)                    County, Georgia and is on the Board of            (*)
                        Directors for Forsyth County Farm
                        Bureau. Mr. Bennett is also the Chief
                        Financial Officer and Secretary of 5
                        Bennett Farms, Inc. and served on the
                        Forsyth County Commission from 1987 to
                        1994. Mr. Bennett has been a
                        self-employed farmer since 1975. Mr.
                        Bennett is also a director of the Bank.

Bryan L. Bettis         Mr. Bettis is a native of Forsyth                5,000
(34)                    County, Georgia and has been the Vice             (*)
                        President of Midway Building Supply,
                        Inc. in Alpharetta, Georgia, since 1983.
                        Mr. Bettis is also the President of
                        Bettis Construction, Inc., a residential
                        construction company, and a member of
                        the South Forsyth Rotary Club.

                                                               SHARES OF COMPANY STOCK
                                                                 BENEFICIALLY OWNED
                                                                     (PERCENT
NAME (AGE)                        BUSINESS INFORMATION             OF CLASS)(1)
----------                        --------------------             ------------
Talmadge W. Bolton      Mr. Bolton is a native of Forsyth             10,000
(62)                    County, Georgia and has been the Chief        (1.25)
                        Executive Officer of Bolton's Truck
                        Parts, Inc., since 1978. He is a member
                        of Lafayette Masonic Lodge No. 44 and a
                        board member of the Forsyth County
                        Department of Family & Children Services
                        and the Forsyth County Zoning
                        Department. Mr. Bolton is also a
                        director of the Bank.

Thomas L. Bower III     Mr. Bower has been a resident of              10,000
(44)                    Gainesville, Georgia for 21 years. Mr.        (1.25)
                        Bower is the Secretary/Treasurer of
                        Clipper Petroleum, Inc. with whom he has
                        been associated since 1974, and a
                        partner in B&B Associates, a real estate
                        and convenience store partnership. Mr.
                        Bower also serves on the Board of
                        Directors for the Hall County Humane
                        Society.

Charles R. Castleberry  Mr. Castleberry is a native of Forsyth         5,000
(42)                    County and has been employed by                 (*)
                        Progressive Lighting, Inc. as a manager
                        and representative since 1985. Mr.
                        Castleberry is a member of South Forsyth
                        Rotary Club, a member and past director
                        of the Cumming Chamber of Commerce and
                        past Chairman of the Board for the
                        Forsyth County Planning and Development
                        Board.

David H. Denton         Mr. Denton is a resident of Forsyth            7,000
(51)                    County, Georgia and has over 32 years of        (*)
                        banking experience in the State of
                        Georgia. Mr. Denton served as Senior
                        Vice President of The Peoples Bank of
                        Forsyth County from 1990 through June
                        1996. Mr. Denton is a graduate of the
                        University of Georgia and the Graduate
                        School of Banking of the South. He is a
                        member of the Rotary Club of South
                        Forsyth County, Boy Scouts of America,
                        Band Boosters of Forsyth Central High
                        School and South Forsyth High School and
                        an alumni of Leadership Forsyth. Mr.
                        Denton is also Chief Executive Officer
                        and President and a director of the
                        Bank.

Charles D. Ingram       Mr. Ingram is a native of Forsyth              5,000
(53)                    County, Georgia and has been a co-owner,        (*)
                        Secretary and Treasurer of
                        Ingram-Stafford Ford-Mercury, Inc. since
                        1989. He has served on the advisory
                        board of directors for Wachovia Bank and
                        is a graduate of the Graduate School of
                        Banking of the South. Mr. Ingram is also
                        a director of the Bank.

                                                               SHARES OF COMPANY STOCK
                                                                 BENEFICIALLY OWNED
                                                                     (PERCENT
NAME (AGE)                        BUSINESS INFORMATION             OF CLASS)(1)
----------                        --------------------             ------------
Herbert A. Lang, Jr.    Mr. Lang is a long-time resident of            10,000
(44)                    Forsyth County and has been the owner of        (1.25)
                        Lang Signs, a sign manufacturer, since
                        1973. Mr. Lang is a member of the South
                        Forsyth Rotary Club. Mr. Lang is also a
                        director of the Bank.

John P. McGruder        Dr. McGruder is a resident of Cumming,         10,000
(54)                    Georgia and has been the co-owner of            (1.25)
                        Crestview Animal Hospital since 1984.
                        Mr. McGruder serves as a member of the
                        Forsyth County Humane Society. Mr.
                        McGruder is also a director of the Bank.

James J. Myers          Mr. Myers is a resident of Cumming,            7,500
(46)                    Georgia and has been the owner of James         (*)
                        J. Myers, CPA, PC since 1991. Mr. Myers
                        has been a CPA since 1976 and serves as
                        a member of South Forsyth Rotary Club,
                        Cumming Forsyth Optimist Club and
                        Leadership Forsyth County Georgia. Mr.
                        Myers is Chairman of the Company's Board
                        of Directors and also Chairman of the
                        board of directors of the Bank.

Danny L. Reid           Mr. Reid is a native of Forsyth County,        10,000
(43)                    Georgia and has been a co-owner of Reid         (1.25)
                        & Reid Grading and Pipeline, Inc., a
                        grading contractor and developer, since
                        1970. Mr. Reid is also a director of the
                        Bank.

Charles R. Smith        Mr. Smith is a resident of Forsyth             25,000
(67)                    County and has presided as a Judge of           (3.13)
                        the Municipal Court of Cumming, Georgia,
                        since 1992. Mr. Smith is a retired
                        former partner of Smith & Smith,
                        Attorneys with whom he was a partner
                        since 1956. Mr. Smith was an organizer,
                        director and former Chairman of the
                        Board of The Peoples Bank of Forsyth
                        County. Mr. Smith is also a director of
                        the Bank.

Wyatt L. Willingham     Mr. Willingham is a resident Of Cumming,       7,500
 (43)                    Georgia and is the Vice President and          (*)
                        General Manager of North Georgia Fast
                        Foods, Inc., with which he has been
                        employed since 1973. Mr. Willingham is a
                        member of the Mount Zion Lodge and the
                        Yaarab Temple. Mr. Willingham is also a
                        director of the Bank.

                                                               SHARES OF COMPANY STOCK
                                                                 BENEFICIALLY OWNED
                                                                     (PERCENT
NAME (AGE)                        BUSINESS INFORMATION             OF CLASS)(1)
----------                        --------------------             ------------
Jerry M. Wood           Mr. Wood is a long-time resident of            5,000
(47)                    Forsyth County and has been the                 (*)
                        President of Jerry Wood Hardware Co.,
                        doing business as Wood Ace Hardware in
                        Alpharetta, Georgia, and Cumming,
                        Georgia since 1980. Mr. Wood is a
                        founding member of the South Forsyth
                        Rotary Club and has served as Chairman
                        of Finance for the Midway United
                        Methodist Church.


EXECUTIVE OFFICERS

Jimmy S. Fagan          Mr. Fagan is the Executive Vice               10,000
(60)                    President of the Company and the Bank          (1.25)
                        and is a long-time resident of Cumming,
                        Georgia and has over 31 years of banking
                        experience in Forsyth County, Georgia.
                        Mr. Fagan has been Executive Vice
                        President of the Company and Executive
                        Vice President of the Bank since
                        Inception. Prior to joining the Company,
                        he served as Vice Chairman and President
                        of The Peoples Bank of Forsyth County
                        with which he was associated since 1984.
                        He is a member of the South Forsyth
                        Rotary Club and Forsyth Development
                        Authority.

Vicki D. Melton         Ms. Melton is the Chief Financial                500
(44)                    Officer of the Company and the Bank and          (*)
                        is a resident of north Gwinnett County
                        and has over 15 years of banking
                        experience in the State of Georgia. Ms.
                        Melton has been the Chief Financial
                        Officer of the Company and the Vice
                        President and Chief Financial Officer of
                        the Bank since its inception in 1997.
                        Prior to joining the Company, she served
                        as Senior Vice President, Operations and
                        Chief Financial Officer of White County
                        Bank from 1993 through 1995 and was
                        Senior Vice President, Operations and
                        Chief Financial officer of Eastside Bank
                        & Trust Company from 1989 through 1993.
                        Ms. Melton is a graduate of the
                        University of Georgia, the Georgia
                        Bankers School and the American
                        Institute of Banking.

                                                               SHARES OF COMPANY STOCK
                                                                 BENEFICIALLY OWNED
                                                                     (PERCENT
NAME (AGE)                        BUSINESS INFORMATION             OF CLASS)(1)
----------                        --------------------             ------------
Timothy M. Perry        Mr. Perry is the Senior Lending Officer          2,000
(36)                    of the Company and the Bank and is a              (*)
                        resident of Cumming, Georgia and has
                        over 15 years of banking experience in
                        the State of Georgia. Mr. Perry has been
                        Senior Lending Officer and Senior Vice
                        President of the Bank since its
                        inception in 1997. Prior to joining the
                        Company, he was associated with First
                        National Bancorp since 1986 as Senior
                        Vice President/Senior Credit Officer of
                        Barrow Bank & Trust Company from 1995
                        through June 1996 and Vice President,
                        Commercial Lending of The Peoples Bank
                        of Forsyth County from 1986 through
                        1995. Mr. Perry is a graduate of West
                        Georgia College and the Graduate School
                        of Banking of the South.

Directors  and  Officers as a                                          181,750
group (21 persons)                                                     (23.28%)
---------------------------
(1) Beneficial ownership includes shares of Common Stock as to which a person possesses sole or shared voting and/or investment power and shares which may be acquired within 60 days after December 31, 1997 upon the exercise of outstanding stock options. Shares which may be acquired upon the exercise of stock options are deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by a particular individual but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. To the Company's knowledge, the named persons have sole voting and investment power with regard to the shares shown as owned by them except as otherwise referenced below.

(*)  Less than one percent.


     None of the members of Board of Directors are related, except that John P. McGruder's wife is a first cousin to Catherine M. Amos.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company conducts its business through meetings of the full Board and through joint committees of the Boards of Directors of the Company and the Bank, including an Audit Committee, Investment Committee, Loan Committee and Personnel Committee. During 1997, the full Board of Directors held seventeen (17) meetings, the Audit Committee held two (2) meetings, the Investment Committee held 1 meeting, the Loan Committee held thirty-seven (37) meetings, and the Personnel Committee held two (2) meetings. Each director attended at least 75% of all meetings of the full Board of Directors and of each committee of the Board of which he is a member.

     The Audit Committee is responsible for reviewing with the Company's independent accountants, their audit plan, the scope and results of their audit engagement and the accompanying management letter, if any; reviewing the scope and results of the Company's internal auditing procedures; consulting with the independent accountants and management with regard to the Company's accounting methods and the adequacy of the Company's internal accounting controls; approving professional services provided by the independent accountants; reviewing the independence of the independent accountants; and reviewing the range of the independent accountants' audit and non-audit fees. The Audit Committee is composed of Charlie Smith, Catherine Amos, Michael Bennett, Talmadge Bolton and James J. Myers.

     The Investment Committee is responsible for seeing that guidelines provided by them in the investment policy are carried out by management. The Investment Committee is composed of Jeffrey Bagley, Herbert Lang, Danny Bennett, Danny Reid, and James L. Myers.

     The Loan Committee is responsible for seeing that policy and regulation guidelines are adhered to by lending personnel. Loans in excess of the lending limits of personnel are carried to the committee for approval. The Loan Committee is composed of Charles D. Ingram, Wyatt L. Willingham, Michael Bennett, John McGruder and James J. Myers.

     The Personnel Committee is responsible for setting the compensation and benefits of the executive officers and other employees of the Company and the Bank. The Personnel Committee is composed of James J. Myers, Charles Ingram and Jeffrey Bagley.

     The Board of Directors as a whole functions as a nominating committee to select management's nominees for election as directors of the Company. The Board of Directors will consider nominees recommended by shareholders if submitted to the Company in accordance with the procedures set forth in Section 3.8 of the Bylaws of the Company. See "Shareholders' Proposals for 1998 Annual Meeting" below.

DIRECTOR COMPENSATION

     The directors receive no compensation for attending Company or Bank Board of Directors meetings or meetings of committees of the Board of Directors.

     The Company and the Bank do not intend for the Company or the Bank to pay directors' fees until such time as the Bank is cumulatively profitable. However, the Company and the Bank reserve the right to pay directors' fees.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The Company is not aware of any person who holds more than five percent (5%) of the outstanding Common Stock of the Company.

ADDITIONAL INFORMATION

     For additional information that should be considered with regard to the election of directors, see "Executive Compensation" and "Section 16(a) Beneficial Ownership Reporting" below.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION OF EXECUTIVE OFFICERS

     The following table summarizes by various categories, for the fiscal years ended December 31, 1997 and 1996, the total compensation paid by the Company to its President and Chief Executive Officer. Other that Jimmy S. Fagan, no other executive officer of the Company earned over $100,000 in salary and bonus for the period from February 14, 1996 (inception) to December 31, 1997. As the Company was incorporated in 1996, no data is provided for 1995.

                                        SUMMARY COMPENSATION TABLE

                                                                       ANNUAL COMPENSATION
                                                            ----------------------------------------
                                                                                                    OTHER
                                                                                                    ANNUAL
                   NAME AND POSITION                  YEAR          SALARY         BONUS         COMPENSATION
                   -----------------                  ----          ------         -----         ------------
        David H. Denton                               1997         $96,974           0                --
            President and                             1996          41,083           0                --
            Chief Executive Officer
        Jimmy S. Fagan                                1997         109,069           0                --
            Executive Vice President                  1996         $18,150           0                --

EMPLOYMENT AGREEMENTS

     DAVID H. DENTON. David H. Denton and the Company have entered into an employment agreement pursuant to which Mr. Denton serves as the President and Chief Executive Officer of the Company and the Bank. The employment agreement provides for a salary of $98,000 plus annual medical insurance premium. Mr. Denton is eligible to participate in any management incentive program of the Company or the Bank or any long-term equity incentive program and will be eligible for grants of stock options and other awards thereunder. Additionally, Mr. Denton participates in the Company's or the Bank's retirement, welfare and other benefit programs and is entitled to reimbursement for automobile expenses and travel and business expenses. The Company maintains a key man life insurance policy on Mr. Denton providing for death benefits in the amount of $600,000 payable to the Company and $400,000 payable to Mr. Denton's family.

     The employment agreement provides for an initial term of five years, beginning on June 28, 1996, and can be extended by the Company at the end of each year for an additional year, so that the remaining term shall continue to be five years. If the Company terminates Mr. Denton's employment without cause or if Mr. Denton's employment is terminated due to a sale, merger or dissolution of the Company or the Bank, the Company will be obligated to continue his salary and bonus for the first twelve months thereafter plus one-half of his salary for the second twelve months thereafter. Furthermore, the Company must remove any restrictions on outstanding incentive awards so that all such awards vest immediately and the Company must continue to provide his life insurance and medical benefits until he reaches the age of 65.

     In addition, the employment agreement provides that following termination of his employment with the Company and for a period of twelve months thereafter, Mr. Denton may not : (i) be employed in the banking business as a director, officer at the vice president level or higher, or organizer or promoter of, or provide executive management services to, any financial institution within Forsyth County; or (ii) solicit employees of the Bank for employment.

COMPANY 401(K) PLAN

     The Company established, effective January 1, 1998, a qualified salary deferral plan pursuant to Section 401(k) of the Internal Revenue Code (the "401(k) Plan"). The 401(k) Plan is open to all employees, including executive officers, on the first day of the month coinciding with or following the date on which the employee attains age 21 and completes twelve months of service and 1,000 hours of service during such twelve months ("Year of Service"). Effective January 1, 1998, employees who are normally scheduled to work 24 or more hours per week may participate in the 401(k) payroll deduction portion of the 401(k) Plan on the first day of the month after the eligible employee completes one year of employment and attain age 18. Employees who are normally scheduled to work fewer than 24 hours per week may participate after attaining age 21 and completing a Year of Service. All Employees must still complete a Year of Service and attain age 21 before becoming eligible for a Company matching contribution. Pursuant to the 401(k) Plan, each participating employee is permitted to authorize payroll deductions of up to 6% of his or her total compensation during the calendar year (the "Basic Contributions"), and is permitted to make supplemental contributions of up to 10% of his or her total compensation during the calendar year (the "Supplemental Contributions"). An employee's aggregate contributions are subject to limits set by law. The Company may, but is not required to, make matching contributions in cash or the Company's Common Stock equal to 20% of each participant's Basic Contributions. The Company does not intend to make any matching contributions to the 401(k) Plan until such time that the Bank is cumulatively profitable and the thereafter matching contributions will only be made in the discretion of the Company Board of Directors. Participants are immediately 100% vested in their Basic and Supplemental Contributions.

EXECUTIVE DEFERRED COMPENSATION AGREEMENTS

     The Company has deferred compensation agreements with certain of the Company's executive officers under which each executive has agreed to reduce his salary in exchange for annual benefits upon retirement. Amounts of compensation deferred pursuant to the deferred compensation agreements are included in the salaries of the Named Executive Officers disclosed in the Summary Compensation Table in the year such compensation is earned. Such compensation will not be included in such individuals' salary in the Summary Compensation Table in the later year in which he actually receives such compensation. The Named Executive Officers are entitled to the following amounts upon retirement or attaining age 65 under such deferred compensation agreements: Jimmy S. Fagan - $11,400 annually.

     Each of the deferred compensation agreements provide that in the event of a change of control of the Company (as defined in the agreements), the officer (i) if he has not yet qualified for early retirement benefits, shall have the right to demand his withdrawal benefits (which is an amount approximately equal to the amount of salary deferred under the agreement by the officer) in a single lump sum payment, or (ii) if he has qualified for early retirement benefits or has begun receiving a retirement benefit under his deferred compensation agreement, shall have the right to demand his benefits in a single lump sum payment in an amount equal to the annual amount to which the officer is entitled times the number of years remaining in his life expectancy based on the actuarial assumptions used in connection with the Company's Pension Plan at that time, reduced to present value using 6% per annum.

LOANS TO MANAGEMENT

     Directors, executive officers and principal shareholders of the Company and the Bank and their affiliates have been customers of the Bank from time to time in the ordinary course of business, and additional transactions may be expected to take place in the future. In accordance with applicable federal laws and regulations, all loans by the Bank to such persons are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, do not involve more than the normal risk of collectibility or embody other unfavorable features, and comply with specified quantitative limits imposed by such federal laws and regulations. At December 31, 1997, the aggregate amount of loans and extensions of credit outstanding to such persons was approximately $3,125,311, which represented 41.60% of the total equity capital of the Bank as of such date. Deposit accounts with Company and Bank officers, directors and their affiliates totaled $3,105,000 at December 31, 1997.

     None of the Bank's loans outstanding at any time during or subsequent to 1997 to directors, executive officers or principal shareholders of the Company or the Bank or their associates is or has been on past due or non-accrual status, has been restructured, or is considered by the Bank to be a problem loan.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Company is not currently subject to filings required by Section 16 of the Exchange Act.


                SHAREHOLDERS' PROPOSALS AND NOMINATION PROCEDURES
                             FOR 1998 ANNUAL MEETING

     Director nominations and other proposals of shareholders intended to be presented at the 1999 Annual Meeting of Shareholders must be submitted to the Company in accordance with the procedures set forth in Section(s) 3.8 of the Bylaws of the Company and in accordance with applicable rules of the Securities and Exchange Commission. The effect of these provisions is that shareholders must submit such nominations and proposals, together with certain related information specified in the above-referenced sections of the Bylaws, in writing to the Company on or before December 31, 1998 in order for such matters to be included in the Company's proxy materials for, and voted upon at, the 1999 Annual Meeting. All such proposals, nominations and related information should be submitted on or before such date by certified mail, return receipt requested, to the Secretary of the Company, Vicki D. Melton, 501 Tri-County Plaza, Cumming, Georgia 30040. A copy of the above-referenced sections of the Bylaws will be provided upon request in writing to the Secretary of the Company at such address.

     Pursuant to Section 3.8 of its Bylaws, the Company has established certain nomination requirements for an individual to be elected as a director of the Company at any annual or special meeting of the shareholders. Those requirements include, but are not limited to, the requirement that the nominating shareholder provide the Company: (i) notice of any proposed director within certain time frames; (ii) the name and certain biographical information on the nominee; and (iii) the notice be accompanied by a sworn or certified statement by the shareholder which indicates that the nominee has consented to the nomination and that the shareholder believes that the nominee will stand for election and will serve if elected. The chairman of any meeting of the shareholders may, for good cause shown and with proper regard for the orderly conduct of the meeting, waive in whole or in part the operation of
Section 3.8 of the Company's Bylaws. These provisions could reduce the likelihood that a third party could nominate and elect individuals to serve on the Company's Board of Directors.


              OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

     The Board of Directors of the Company knows of no matters other than those referred to in the accompanying Notice of Annual Meeting of Shareholders which may properly come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interest of the Company.

                                            By Order of the Board of Directors.

                                            /s/ Vicki D. Melton

                                            Vicki D. Melton
                                            Secretary

Cumming, Georgia
April 20, 1998

                         -------------------------------

     The Company's 1997 Annual Report, which includes audited financial statements, has been mailed to shareholders of the Company with these proxy materials. The Annual Report does not form any part of the material for the solicitation of proxies

                                                                        APPENDIX

                                     PROXY

                            FORSYTH BANCSHARES, INC.

                         ANNUAL MEETING OF SHAREHOLDERS

    The undersigned hereby appoints Vicki D. Melton and James J. Myers, or either of them, each with full power of substitution as proxies to vote the stock of the undersigned at the Annual Meeting of Shareholders of Forsyth Bancshares, Inc. (the "Company") to be held at Sawnee Community Center on May 12, 1998 at 10:00 a.m., local time, and at any and all adjournments or postponements thereof (the "Meeting").

1. Election of Directors

   [ ]  FOR all nominees for director listed below.            [ ]  WITHHOLD AUTHORITY
        (except as marked to the contrary below)                    (to vote for all nominees listed)

Catherine M. Amos, Jeffrey S. Bagley, Bill H. Barnett, Danny M. Bennett, Michael
P. Bennett, Bryan L. Bettis, Talmadge W. Bolton, Thomas L. Bower III, Charles R. Castleberry, David H. Denton, Charles D. Ingram, Herbert A. Lang, Jr., John P. McGruder, James J. Myers, Danny L. Reid, Charles R. Smith, Wyatt L. Willingham
                               and Jerry M. Wood.

    To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

2. In the discretion of the proxies on such other matters as may properly come before the meeting or any adjournments thereof.

        [ ]  AUTHORIZED                              [ ]  NOT AUTHORIZED

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER AND IN THE DISCRETION OF THE PROXIES. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS AND WITH DISCRETIONARY AUTHORITY ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

                                                Dated                     , 1998
                                                      --------------------

                                                --------------------------------

                                                --------------------------------
                                                Signature(s) of Shareholder(s)

                                                Please date and sign this proxy
                                                exactly as the names appear
                                                hereon. In the case of joint
                                                tenants, each joint owner should
                                                sign. If a corporation, please
                                                sign in full corporate name by
                                                president or other authorized
                                                officer. When signing as
                                                attorney, executor, trustee,
                                                administrator or guardian,
                                                please give full title as such.
                                                If a partnership, please sign in
                                                partnership name by authorized
                                                person.

             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND
            MAY BE REVOKED BY THE SHAREHOLDER PRIOR TO ITS EXERCISE